UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

         ___________________________________

                       FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                   April 9, 2007


	    HARRIS & HARRIS GROUP, INC.
------------------------------------------------------------------
 (Exact name of registrant as specified in its charter)



New York	     0-11576	               13-3119827
(State or other    (Commission File      (I.R.S. Employer
jurisdiction           Number)          Identification No.)
of incorporation)


                  111 West 57th Street
   	      New York, New York  10019
------------------------------------------------------------------
 (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (212) 582-0900


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Item 5.02	Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers;
Compensatory Arrangements of Certain Officers


On April 9, 2007, the Company's Board of Directors appointed Michael A. Janse, age 38, as a Managing Director and as an Executive Vice President, effective on April 23, 2007, his first day of employment. He will be based in our Palo Alto, California, office. From March 2001 to December
2006, Mr. Janse was an Associate and since January 2007, has been a Principal with Arch Venture Partners, a Chicago based venture capital firm. He was graduated from the University of Chicago, Graduate School of Business (M.B.A.,
Finance and Accounting), and Brigham Young University
(B.S., Chemical Engineering).

Mr. Janse will receive a base salary of $267,403, prorated for 2007. He will also be eligible to participate in the Harris
& Harris Group 2006 Equity Incentive Plan as well as the same benefits and perquisites as our other full-time employees.




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Item 9.	  Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.


Exhibit No.	   Description
-----------        -----------

   99	           Press Release, dated April 10, 2007



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                          SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	April 10, 2007	            HARRIS & HARRIS GROUP, INC.



      				    By: /s/ Charles E. Harris
					---------------------
				     	Charles E. Harris
					Chief Executive Officer


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                         EXHIBIT INDEX

Exhibit No.	   Description
-----------        -----------

   99	           Press Release, dated April 10, 2007





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